UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 8, 2005



                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)



                                     Bermuda
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                 (State or other jurisdiction of incorporation)

              0-14710                                   52-2154066
     (Commission File Number)                (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                   94710
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(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code     (510) 204-7200

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement

     As previously announced, XOMA Ltd. (the "Company") has entered into a contract with the National Institute of Allergy and Infectious Diseases ("NIAID"), a part of the National Institutes of Health ("NIH"), to produce three botulinum neurotoxin monoclonal antibodies designed to protect U.S. citizens against the harmful effects of biological agents used in bioterrorism. Under the 18-month contract, the Company will develop monoclonal antibody therapeutics using proprietary antibody expression systems to produce anti-type A-botulinum neurotoxin monoclonal antibodies including a Master Cell Bank, Manufacturer's Working Cell Bank and other designated deliverables. The antibodies will be produced under Good Manufacturing Practices at the Company's manufacturing facility. The total fixed price of the contract is $15 million. This project will be 100% funded with Federal funds from NIAID under Contract No. HHSN266200500004C. SRI International will be a subcontractor under this contract and will develop potency assays to support antibody characterization. The contract contains numerous standard terms, relating to such matters as publicity, intellectual property and termination, provided for in the applicable federal acquisition regulations and customary in many government contracts.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:


      Exhibit No.        Description
      -----------        -----------

         99.1            Press release dated March 10, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2005                XOMA LTD.




                                      By:  /s/  Christopher J. Margolin
                                           -------------------------------
                                           Christopher J. Margolin
                                           Vice President, General
                                           Counsel and Secretary


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                                                                    Exhibit 99.1

NEWS RELEASE


Ellen M. Martin                                      Deb McManus, APR
Kureczka/Martin Associates                           Media Relations
Investor Relations                                   Tel: (510) 204-7240
Tel: (510) 832-2044

Ellie Javadi
SRI International
Media Relations
Tel: (650) 859-4874


     XOMA Awarded $15 Million Contract from NIAID to Help Fight Bioterrorism
       *******************************************************************
    --XOMA to Develop Three Anti-Botulinum Neurotoxin Monoclonal Antibodies--

BERKELEY, Calif.--March 10, 2005--XOMA Ltd. (Nasdaq: XOMA) today announced that it was awarded a $15 million contract from the National Institute of Allergy and Infectious Diseases (NIAID), a part of the National Institutes of Health (NIH), to produce three botulinum neurotoxin monoclonal antibodies designed to protect U.S. citizens against the harmful effects of biological agents used in bioterrorism.

Under the 18-month contract, XOMA will develop monoclonal antibody therapeutics using proprietary antibody expression systems to produce anti-type A-botulinum neurotoxin monoclonal antibodies including a Master Cell Bank (MCB), Manufacturer's Working Cell Bank (MWCB) and other designated deliverables. The antibodies will be produced under Good Manufacturing Practices (cGMP) at XOMA's manufacturing facility. This project will be 100% funded with Federal funds from NIAID under Contract No. HHSN266200500004C. SRI International, an independent, nonprofit research institute based in Menlo Park, CA, will be a subcontractor under this contract and will develop potency assays to support antibody characterization.

"Numerous events in the United States over the past few years serve as a stark reminder that the use of biological agents remains a real threat," said John L. Castello, president, chairman and CEO of XOMA. "As an industry leader in developing monoclonal antibodies, XOMA is


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committed to working with the U.S. government to develop new therapies to counter these biological threats."

"We have previously stated that an important part of our strategy for achieving profitability is increased utilization of our process development and manufacturing assets," continued Castello. "This contract with NIAID is an important step forward in achieving this objective."

About Botulism Neurotoxin (BoNT)

With the recent deliberate exposure of postal workers, other government employees, and the American public to Bacillus anthracis spores, there is an urgent need to devise effective measures to protect U.S. citizens from the harmful effects of biological agents used as instruments of terror. Botulinum neurotoxins are one of these biological threats and new vaccines, therapies and diagnostics are needed to counter the potential terrorist use of these toxins.

About NIAID

NIAID is a component of the National Institutes of Health, an agency of the U.S. Department of Health and Human Services. NIAID supports basic and applied research to prevent, diagnose and treat infectious diseases such as HIV/AIDS and other sexually transmitted infections, influenza, tuberculosis, malaria and illness from potential agents of bioterrorism. NIAID also supports research on transplantation and immune-related illnesses, including autoimmune disorders, asthma and allergies. News releases, fact sheets and other NIAID-related materials are available on the NIAID Web site at http://www.niaid.nih.gov.

About SRI

Silicon Valley-based SRI International ( www.sri.com) is one of the world's leading independent research and technology development organizations. Founded as Stanford Research Institute in 1946, SRI has been meeting the strategic needs of clients for almost 60 years. The nonprofit research institute performs client-sponsored research and development for government agencies, commercial businesses and nonprofit foundations. SRI's Biosciences Division works with government agencies and commercial pharmaceutical and biotechnology companies to provide a broad range of preclinical drug discovery and development services, including medicinal chemistry, custom synthesis, regulatory support, efficacy and safety evaluations, pharmacokinetics and metabolism studies, analytical chemistry and formulation design in production in GLP and cGMP environments. The division specializes in cancer, infectious disease and neurobiological research.


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About XOMA

XOMA develops and commercializes antibody and other protein-based biopharmaceuticals for cancer, immune disorders and infectious diseases. The company pipeline includes products from collaborative product development programs with Chiron Corporation, Millennium Pharmaceuticals, Inc., and Aphton Corporation. For more information about XOMA's product pipeline and antibody product development capabilities and technologies, please visit XOMA's website at http://www.xoma.com/.

Certain statements contained herein concerning current collaborations and product development or that otherwise relate to future periods, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions that may not prove accurate. Actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. These risks, including those related to the results of pre-clinical testing, the timing or results of pending and future clinical trials (including the design and progress of clinical trials; safety and efficacy of the products being tested; action, inaction or delay by the FDA, European or other regulators or their advisory bodies; and analysis or interpretation by, or submission to, these entities or others of scientific data), changes in the status of the existing collaborative relationships, the ability of collaborators and other partners to meet their obligations, market demand for products, scale up and marketing capabilities, competition, uncertainties regarding the status of biotechnology patents, uncertainties as to the cost of protecting intellectual property and risks associated with XOMA's status as a Bermuda company, are described in more detail in the Company's most recent annual report on Form 10-K and in other SEC filings.